UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

WaterBridge Infrastructure LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-42850 (Commission File Number)	33-4546086 (IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200
Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230‑8864

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	WBI	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The sole purpose of this Form 8-K/A (this “Amendment”) is to supplement the previous information included in Item 1.01 of the Current Report on Form 8-K, filed on September 18, 2025 (the “Original Report”). No other changes have been made, and this Amendment does not modify or update in any way the disclosures previously made in the Original Report.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by WaterBridge Infrastructure LLC (the “Company”) of its Class A shares representing limited liability company interests in the Company, described in the prospectus, dated September 16, 2025 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-289823) (as amended, the “Registration Statement”), the Company entered into the Tax Receivable Agreement, dated September 18, 2025, by and among the Company, WBI Operating LLC, a Delaware limited liability company (“OpCo”) and the TRA Holders (as defined therein) (the “Tax Receivable Agreement”).

The foregoing description is qualified in its entirety by reference to the full text of the Tax Receivable Agreement, which is attached as Exhibit 10.1 to this Amendment and incorporated in this Item 1.01 by reference.

The terms of the Tax Receivable Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement and as described in the Prospectus under “Certain Relationships and Related Party Transactions—Tax Receivable Agreement” and which description is also incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure.

On September 22, 2025, the Company issued a press release announcing the closing of the underwriters’ option to purchase additional shares. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Amendment, including Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8‑K and shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Tax Receivable Agreement, dated as of September 18, 2025, by and among WaterBridge Infrastructure LLC, WBI Operating LLC, WBR Holdings LLC, NDB Holdings LLC, Desert Environmental Holdings LLC, Devon WB Holdco L.L.C., Elda River Infrastructure WB LLC and Ashburton Investment Pte. Ltd.

99.1	Press Release, dated as of September 22, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERBRIDGE INFRASTRUCTURE LLC

By:	/s/ Scott L. McNeely
Name: Scott L. McNeely
Title: Executive Vice President, Chief Financial Officer

Date: September 23, 2025